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                                                                    EXHIBIT 10.3


                               SECOND AMENDMENT TO

                                 ALLERGAN, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

The ALLERGAN, INC. EXECUTIVE DEFERRED COMPENSATION PLAN (the "Plan") is hereby amended to read as follows:

I.  Section 2.15 of the Plan is hereby amended to read as follows:

                      2.15 Early Retirement Date. "Early Retirement Date" means
               (a) the later of the Participant's fifty-fifth (55th) birthday or completion of at least five (5) years of Credited Service (as defined in the Savings and Investment Plan) or (b) in the case of a Participant who has elected by August 31, 1998 (or such later date as approved by Allergan, Inc. but in no event later than September 30, 1998) to participate in the Voluntary Early Retirement Incentive program offered by Allergan, Inc., his retirement date as set forth thereunder.

II. This Second Amendment shall be effective as of July 15, 1998.

IN WITNESS WHEREOF, Allergan, Inc. hereby executes this Amendment on the 3rd day of August, 1998.

ALLERGAN, INC.


By: /s/ FRANCIS R. TUNNEY, JR.
    ----------------------------------
        Francis R. Tunney, Jr.
        Corporate Vice President,
        General Counsel and Secretary


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